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                                                            Exhibit 10.14
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                            FIRST AMERICAN BANCORP
                            1994 STOCK OPTION PLAN

A.  PURPOSE AND SCOPE.

  The purposes of this Plan are to encourage stock ownership by key management employees of First American Bancorp (the "Company") and its Subsidiaries, to provide an incentive for those employees to expand and improve the profits and prosperity of the Company and its Subsidiaries, and to assist the Company and its Subsidiaries in attracting and retaining key personnel through the grant of Options to purchase shares of the Company's common stock.

B.  DEFINITIONS.

  Unless otherwise required by the context:

   1.   "Board" means the Board of Directors of the Company.

   2. "Committee" means the Stock Option Plan Committee, which is appointed by the Board, and which shall be composed of three members of the Board. No member of the Committee shall be eligible to receive awards under the Plan while serving on the Committee, and no member of the Committee shall have been eligible to receive awards for one year prior to serving on the Committee.

   3.   "Company" means the First American Bancorp, an Alabama corporation.

   4.   "Code" means the Internal Revenue Code of 1986, as amended.

   5. "Fair Market Value" shall mean the fair market value of a share of Stock as determined in good faith by the Board, using such methodology as it in its sole discretion may deem appropriate, or, if at any time the Stock is publicly traded on any exchange or in the over-the-counter market, the average of the closing bid and asked prices for the date of determination.

   6.   "Option" means a right to purchase Stock, granted under this Plan.

   7. "Option Price" means the purchase price for Stock subject to an Option, as determined in Section G below.

   8. "Participant" means an employee of the Company or of any Subsidiary of the Company to whom an Option is granted under the Plan.

   9.   "Plan" means this First American Bancorp 1994 Stock Option Plan.

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   10.  "Stock" means the common stock of the Company, par value $0.01 per share.

   11. "Subsidiary" means a subsidiary corporation of the Company, as defined in Sections 425(f) and 425(g) of the Code.

   12. "Ten Percent Shareholder" means any individual who, immediately prior to the time an Option is granted pursuant to this Plan, directly or indirectly owns Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary corporation. For purposes of this Plan, an individual shall be treated as owning indirectly any Stock which is owned by such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, and stock owned directly or indirectly, by or for a corporation, partnership, trust or estate shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock available for purchase pursuant to an outstanding option, however, shall not be treated as owned for purposes of this paragraph.

   13. "Vested" means the nonforfeitable part of an Option awarded to a Participant.

C.  STOCK TO BE OPTIONED.

  1.  Number.  Subject to the provisions of Section M of the Plan, the maximum
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number of shares of Stock that may be optioned or sold under the Plan is 50,000 shares. Those shares may be treasury shares or authorized but unissued shares of Stock of the Company.

  2.  Unused Stock.  In the event any shares of Stock that are subject to an
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Option, which, for any reason, expires, terminates or, with the consent of the
Participant, is cancelled as to such shares, such Stock may again be made subject to Options awarded pursuant to the Plan.

D.  ADMINISTRATION.

  1.  Administration and Interpretation.  The Plan shall be administered and
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interpreted by the Committee.  Two members of the Committee shall constitute a quorum for the transaction of business. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Option issued under the Plan (and any notices or agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any notice of an Option or any agreement relating thereto in the manner and to the extent it shall deem necessary to carry the Plan into effect. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Committee arising out of or in connection with the Plan shall be within its absolute discretion

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and shall be final, binding and conclusive on the Company and all employees and
Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns, unless otherwise determined by the Board.

  Neither the Board, the Committee, nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee or the Board may be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorney's fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, in all events as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof. In addition, no member of the Board or the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or other employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, for any act or failure to act by such member or employee, in all events except in circumstances involving such member's or employee's bad faith, gross negligence, intentional fraud or violation of a statute.

  2.  Awards.  The Committee shall have the authority:
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     (a)  to select the officers and employees to whom Options may from time to time be granted hereunder;

     (b) to determine the number of shares of Stock to be covered by each Option granted hereunder;

     (c) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option granted hereunder (including, but not limited to, any restriction or limitation on exercise or transfer, any vesting schedule or acceleration thereof, or any forfeiture provisions or waiver thereof, regarding any Option and the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion); and

     (d) to modify or waive any restrictions or limitations contained in, and grant extensions to or accelerate the vesting of, any outstanding Options as long as such modifications, waivers, extensions or accelerations are consistent with the terms of this Plan; but no such changes shall impair the rights of any Participant without his or her consent.

  An Option under the Plan shall be evidenced by written agreement between the Company and the Participant to whom the Option is granted and no such Option shall be valid until so evidenced.

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E.  ELIGIBILITY.

  The Committee may grant Options to any key management employee (including an employee who is a director or an officer) of the Company or its Subsidiaries. Options may be awarded by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants as the Committee shall determine. Options granted at different times need not contain similar provisions.

F.  GRANT OF OPTIONS.

  Options granted under this Plan shall be of one of two types: (i) an "incentive stock option" within the meaning of Section 422 of the Code (or any successor provision) or (ii) a non-qualified stock option. The Committee shall have the authority to grant to any Participant one or more incentive stock options, non-qualified stock options, or both types of stock options (in each case with or without stock appreciation rights). No incentive stock options may be awarded after the tenth anniversary of the date this Plan is adopted by the Board. With respect to Options granted under this Plan, if the Fair Market Value (determined at the date of grant) of Stock with respect to which incentive stock options may become exercisable for the first time in any calendar year by any Participant is greater than $100,000, then any such stock options in excess of such amount, if any, shall constitute non-qualified stock options and shall not be incentive stock options.

G.  OPTION PRICE.

  The exercise price per share of Stock purchasable under an Option shall be determined by the Board at the time of grant, provided that no incentive stock option shall have an exercise price less than 100% of the Fair Market Value of the Stock on the date such stock option is granted, and, provided further, that no incentive stock option which is granted to a Ten Percent Shareholder shall have an exercise price that is less than 110% of the Fair Market Value of the Stock on the date such incentive stock option is granted.

H.  TERMS AND CONDITIONS OF OPTIONS.

  Options granted under the Plan shall be authorized by the Committee and shall be evidenced by agreement in the form as the Committee approves. Those agreements shall comply with and be subject to the following terms and conditions:

  1.  Employment Agreement.  The Board may, in its discretion, include in any
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Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the Option is granted. No such agreement shall impose upon the Company or any of its Subsidiaries, however, any obligation to employ the Participant for any period of time.

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  2.  Time and Method of Payment.   An Option may be exercised (i) by giving
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written notice to the Company specifying the number of whole shares of Stock to be purchased with the purchase price therefor to be payable in full either (A) in cash, (B) in previously owned whole shares of Stock (for which the holder of the Option has good title free and clear of all liens and encumbrances) with their Fair Market Value determined as of the date of exercise, (C) with respect to non-qualified stock options, by authorizing the Company to retain whole shares of Stock which would otherwise be issuable upon exercise of the Option with their Fair Market Value determined as of the date of exercise, or (D) a combination of (A), (B) and (C), in each case to the extent determined by the Board, and (ii) by executing such documents as the Company may reasonably request. No shares of Stock shall be issued until the full purchase price has been paid.

  3.  Number of Shares.  Each Option shall state the total number of shares of
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Stock subject to the Option.

  4.  Option Period and Limitations on Exercise of Options.  The Board may, in
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its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement. Except as provided in the Option agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised after the expiration of ten (10) years from the date it is granted, and no Option designated as an incentive stock option which is granted to a Ten Percent Shareholder shall be exercisable more than five (5) years after the date the option is granted. No Option may be exercised for a fractional share of Stock.

I.  TERMINATION OF EMPLOYMENT.

  Except as provided in Section J below (concerning the effect of a Participant's death) or except as provided in a vesting schedule set forth in a stock option agreement with a designated Participant, if a Participant ceases to be employed by the Company or any of its Subsidiaries, his or her Options shall terminate immediately; provided, however, that if a Participant's cessation of
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employment with the Company and its Subsidiaries is due to his or her retirement with the consent of the Company or any of its Subsidiaries, the Participant may, at any time within three months after such cessation of employment, exercise his or her Options to the extent that he or she was entitled to exercise them on the date of cessation of employment, but in no event shall any Option be exercisable for more than ten (10) years from the date it was granted. Except as provided in the stock option agreement with a designated Participant, the Committee may cancel an Option during the three month period referred to in this paragraph, if the Participant engages in employment or other activities which are contrary, in the opinion of the Committee, to the best interests of the Company or any of its Subsidiaries. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company or a Subsidiary, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

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J.  RIGHTS IN EVENT OF DEATH.

  If a Participant dies while employed by the Company or any of its Subsidiaries, or within three months after having retired with the consent of the Company or any of its Subsidiaries, and without having fully exercised his or her Options, the executors or administrators, or legatees or heirs, of his or her estate shall have the right to exercise such Options to the extent that such deceased Participant was entitled to exercise the Options on the date of his or her death; provided, however, that in no event shall the Options be exercisable
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more than ten (10) years from the date they were granted.

K.  NO OBLIGATIONS TO EXERCISE OPTION.

  The grant of an Option shall impose no obligation on the Participant to exercise that Option.

L.  NONASSIGNABILITY.

  Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by the Participant. All Options may be exercised or settled during the Participant's lifetime, only by the Participant or his or her guardian, conservator or other legal representative. Options or other benefits payable under this Plan shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

M.  EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN.

  The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option, and the price per share shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend, or (3) other increase or decrease in the shares effected without receipt of consideration by the Company. If the Company is the surviving corporation in a merger or consolidation, any Option shall apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. If the Company is dissolved or liquidated or is not the surviving corporation to a merger or consolidation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person as determined
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under Section J) shall have the right, immediately prior to a dissolution or liquidation, or such merger or consolidation, to exercise his or her Options in whole or in part, but only to the extent that those Options are otherwise exercisable under the terms of the Plan. A change in control transaction or series of being owned by a person, firm, or corporation other than the owner before the change and during the prior six (6) month period shall be treated as a merger in which the Company is not the surviving corporation.

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N.  AMENDMENT AND TERMINATION.

  The Board, by resolution, may terminate, amend, or revise the Plan for any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of ten
(10) years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

O.  AGREEMENT AND REPRESENTATION OF EMPLOYEES.

  As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute those shares, if, in the opinion of counsel for the Company, that representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

P.  RESERVATION OF SHARES OF STOCK.

  The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

Q.  GENERAL PROVISIONS.

  1.  Unfunded Status of Plan.  This Plan is intended to be unfunded.  With
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respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

  2.  No Right to Employment.  Neither this Plan nor the grant of any Option
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hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed to terminate his or her employment at any time.

  3.  Use of Proceeds.  The proceeds received by the Company from the sale of
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Stock pursuant to the sale or exercise of Options under the Plan shall be added to the Company's general funds and used for general corporate purposes.

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  4.  Other Plans.  In no event shall the value of, or income arising from, any
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Options under this Plan be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or any other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

  5.  No Restriction on Right of Company to Effect Corporate Changes.  Nothing
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in the Plan shall affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  6.  Withholding of Taxes.  As a condition to the granting of any Option, the
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vesting of any Option or the lapse of any restrictions pertaining thereto, the
Company may, in the discretion of the Board, require the Participant to pay such sum to the Company as may be necessary to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by a Participant pursuant to the Plan. In the discretion of the Board, such payment may be in the form of cash or other property. In the discretion of the Board, the Company may (i) make available for delivery a lesser number of shares, in satisfaction of such taxes, assessments or other governmental charges, (ii) deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan, or
(iii) offer loans to Participants to satisfy withholding requirements on such terms as the Board may determine.

  7.  Shareholder Rights.  A Participant shall have no rights as a shareholder
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with respect to any shares issued or issuable with respect to an Option until a certificate or certificates evidencing such shares shall have been issued to or for the benefit of such Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

  8.  Governing Law.  This Plan and actions taken in connection herewith shall
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be governed and construed in accordance with the laws of the State of Alabama
(without regard to applicable Alabama principles of conflict of laws).

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